Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is dated and effective as of September 11, 2014 (the “Effective Date”), by and between BLACK RIDGE OIL & GAS, INC., a Nevada corporation (the “Borrower”), and CADENCE BANK, N.A., a national banking association (the “Lender”).

R E C I T A L S:

1. The Borrower and the Lender have heretofore entered into a Credit Agreement dated as of August 8, 2013, as amended by that certain First Amendment to Credit Agreement dated as of December 13, 2013, as further amended by that certain Second Amendment to Credit Agreement dated as of March 24, 2014, and as further amended by that certain Third Amendment to Credit Agreement dated as of April 21, 2014 (as amended, the “Agreement”), pursuant to which the Lender established in favor of the Borrower certain credit facilities and loans.

2. The Borrower has requested that the Lender increase the Borrowing Base Amount under the Agreement, and the Lender, subject to the terms and conditions hereof, has agreed to honor the Borrower’s request.

3. The parties also have agreed to make certain other changes to the Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, do hereby further amend the Agreement and agree as follows:

A. Defined Terms. Capitalized terms used herein which are defined in the Agreement are used herein with such defined meanings, as said definitions may be amended by this Fourth Amendment.

1. The following new definition is hereby added to Section 1.1 of the Agreement:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement by and between Black Ridge Oil & Gas, Inc. and Cadence Bank, N.A., dated September 11, 2014.

B. Increase to Borrowing Base Amount. Subject to the terms and conditions of the Agreement, as amended by this Fourth Amendment, and in accordance with Section 2.2 of the Agreement, the Lender hereby increases the Borrowing Base Amount from $20,000,000 to $35,000,000. The parties agree that notwithstanding any conflicting requirement in Section 2.2 of the Agreement, the next Borrowing Base Amount redetermination is scheduled for December 1, 2014 with a reserve report due from Borrower not later than November 15, 2014. Following the December 1, 2014 redetermination, the redetermination dates set forth in Section 2.2 of the Agreement shall resume.

1

C. Amendment to Section 12.10 (Commodity Transactions). Section 12.10 of the Agreement is hereby deleted in its entirety and restated as follows:

Section 12.10 Commodity Transactions. Borrower shall not enter into any speculative commodity transactions of any type or Hedging Agreement relating to the sale of aggregate Hydrocarbons production in excess of ninety percent (90%) of the total volume of such production projected in the most recent independent engineering report delivered to Lender pursuant to Section 11.1(d), or quarterly internally generated engineering report of Borrower as reviewed and approved by Lender, to come from Borrower’s proved developed producing reserves during the term of such Hedging Agreement.  Notwithstanding the foregoing, the maximum duration of any permitted Hedging Agreement shall not exceed forty-two (42) months.

D. Amendment to Article XI (Affirmative Covenants). Article XI of the Agreement is hereby amended to include the following new provision as Section 11.22:

Section 11.22 Incremental Hedging. Borrower agrees to hedge pursuant to Hedging Agreements not less than eighty percent (80%) of its forecasted proved developed producing (PDP) oil reserves for calendar years 2015, 2016 and 2017, as shown in the engineering report delivered by Borrower to Lender prior to the date of the Fourth Amendment for the second quarter of 2014. The required Hedging Agreements are to be in place within fifteen (15) days after the date of this Fourth Amendment.

E. Conditions Precedent. The effectiveness of this Fourth Amendment shall be subject to the Lender’s satisfactory receipt of (i) a signed original of this Fourth Amendment by Borrower, (ii) a signed original of the Fourth Amendment to Intercreditor Agreement between the Lender and Chambers Energy Management, L.P., (iii) copies of all other documents, instruments and certificates which the Lender or its counsel may reasonably request in connection herewith, and (iv) all fees, charges and expenses which are due and payable under this Fourth Amendment. Lender reserves the right, in its sole discretion, to waive any one or more of the foregoing conditions precedent.

F. Representations; No Default. On and as of the date of this Fourth Amendment, and after giving effect to this Fourth Amendment, the Borrower confirms, reaffirms, and restates the representations and warranties set forth in the Agreement and the Loan Documents; provided, that each reference to the Agreement herein shall be deemed to include the Agreement as amended by this Fourth Amendment.

2

G. Confirmation of Collateral Documents. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Loan Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to Lender. More specifically, the Borrower hereby acknowledges and confirms that the Mortgage and Security Agreement secure all present and future indebtedness of Borrower to Lender, including without limitation all of the Loans. Further, the parties to this Fourth Amendment acknowledge that all Loans are cross-defaulted and cross-secured.

H. Payment of Expenses.

(a) Concurrently with the execution of this Fourth Amendment, Borrower agrees to pay a facility fee in the amount of $135,000.00, in accordance with Section 5.1 of the Agreement.

(b) Borrower agrees to pay or reimburse the Lender for all legal fees and expenses of counsel to the Lender in connection with the transactions contemplated by this Fourth Amendment.

I. Amendments. There are no oral agreements between the Lender and the Borrower. The Agreement, as amended by this Fourth Amendment and the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior written and oral understandings between the Borrower and the Lender with respect to the matters herein and therein set forth. The Agreement, as amended by this Fourth Amendment, cannot be modified or amended except by a writing signed and delivered by the Borrower and the Lender.

J. Waiver of Defenses. In consideration of the Lender’s execution of this Fourth Amendment, the Borrower does hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness arising under the Agreement and owed by Borrower to the Lender that may exist as of the date of execution of this Fourth Amendment.

K. Governing Law and Counterparts. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas. This Fourth Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

L. Continued Effect. Except as expressly modified herein, the Agreement, as amended by this Fourth Amendment, shall continue in full force and effect. The Agreement, as amended by this Fourth Amendment, is hereby ratified and confirmed by the parties hereto.

3

M. Resolutions/Consents. The Borrower hereby certifies to the Lender that all corporate resolutions previously delivered to Lender in connection with the Agreement remain in effect.

[Signatures on following page]

4

IN WITNESS WHEREOF, the Borrower has caused this Fourth Amendment to Credit Agreement to be executed and delivered as of the date hereinabove provided by the undersigned duly authorized officer.

BORROWER: BLACK RIDGE OIL & GAS, INC. By: /s/ Ken DeCubellis Name: Ken DeCubellis Title: Chief Executive Officer

Borrower’s Signature Page

5

IN WITNESS WHEREOF, the Bank has caused this Fourth Amendment to Credit Agreement to be executed and delivered as of the date hereinabove provided by the undersigned duly authorized officer.

BANK: CADENCE BANK, N.A. By: /s/ Steven Taylor Name: Steven Taylor Title: Vice President

Bank’s Signature Page

6